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[Century Logo]

                             CENTURY SHARES TRUST
                                August 1, 2001

The investment objective of Century Shares Trust (the "Trust") is long-term growth of principal and income. The Trust seeks to achieve this objective by focusing (i.e., allocating at least 25% of the Trust's assets) its investments in the financial services and business services sectors. The Trust is a series of Century Capital Management Trust (the "Master Trust").

                        INFORMATION IN THIS PROSPECTUS
                                                                            PAGE
Important Information About the Trust ...................................      2
    Investment Objective ................................................      2
    Principal Investment Strategies .....................................      2
    Principal Investment Risks ..........................................      2

Trust Performance .......................................................      2

Trust Fees and Expenses .................................................      3

Investment Strategies and Related Risks .................................      3
    Strategies to Meet the Trust's Goals ................................      3
    Risks of Investing in Insurance and Financial Services Companies ....      4

Management of the Trust .................................................      4

Shareholder Information .................................................      5
    Pricing of Trust Shares .............................................      5
    Purchasing Shares ...................................................      5
    Redeeming Shares ....................................................      6
    Shareholder Account .................................................      8
    Dividends and Distributions .........................................      9
    Tax Consequences ....................................................      9

Financial Highlights ....................................................     10

How to Obtain More Information ..........................................     10

    THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS, NOR HAS ANY STATE SECURITIES COMMISSION DONE SO. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                              CENTURY SHARES TRUST

                    IMPORTANT INFORMATION ABOUT THE TRUST

INVESTMENT OBJECTIVE

The Trust's goal is long-term growth of principal and income.

PRINCIPAL INVESTMENT STRATEGIES

The Trust focuses its investments (i.e., allocates at least 25% of its assets in) in equity securities issued by companies in the financial services and related business services industries. While not required, the Trust's investments in recent years have been predominantly in insurance companies.

The Trust's investment adviser, Century Capital Management, Inc. (the "Adviser"), purchases securities primarily for investment, rather than with a view to trading profits, which results in a low turnover ratio. The Adviser seeks to keep the Trust invested in companies with good long-term results and attractive valuations compared to the markets generally.

PRINCIPAL INVESTMENT RISKS

You take on investment risk when you purchase shares of the Trust. The market prices of shares in which the Trust invests fluctuate with changes in the financial condition of the companies and with changing investor perceptions. General economic and political factors also affect market prices. The share price of the Trust may change daily, and when shares are sold they may be worth more or less than their original cost. As a result, you risk losing money by investing in the Trust.

Because the Trust focuses its investments in stocks issued by financial services and related companies, you are subject to risks particularly affecting those industries. These risks include the effect of changes in interest rates and government regulations or (for insurance companies) of claims activity due, for example, to natural disasters or changing demographic factors. These and other factors are described in more detail in "Investment Strategies and Related Risks" below.

An investment in the Trust is not a deposit of any bank through which Trust shares are purchased and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              TRUST PERFORMANCE

The Trust's annual returns for each of the last ten calendar years were as follows:

                1991                 31.51%
                1992                 26.99%
                1993                (0.36)%
                1994                (3.90)%
                1995                 35.23%
                1996                 17.16%
                1997                 50.13%
                1998                  7.00%
                1999               (12.38)%
                2000                 37.44%

During these 10 years, the Trust's highest return for any quarter was 26.94% (Q3 2000) and the lowest return was -19.82% (Q3 1999).

The Trust's average annual returns for the 1, 5, and 10 year periods ending December 31, 2000, compared with the Standard & Poor's 500 Stock Index over the same periods, were as follows:

                                PAST 1       PAST 5     PAST 10
                                 YEAR        YEARS       YEARS
                                ------       ------      ------
Century Shares Trust            37.44 %      17.78%      17.23%
S&P 500 Index                   (9.10)%      18.33%      17.46%

The returns shown in the chart and table above include reinvestment of all dividends and capital gains distributions and reflect fund expenses. This information provides some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by showing how the Trust's average annual returns have compared with those of a broad measure of market performance. (Of course, the S&P 500 does not incur expenses as the Trust does.)

A discussion of Trust performance is included in the Trust's annual report. The Trust provides a copy of the annual report to shareholders and, upon request and without charge, to each person to whom this Prospectus is delivered. As with any mutual fund, past performance of the Trust is not necessarily an indication of future performance.

                           TRUST FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

SHAREHOLDER FEES

(fees paid directly from your investment):

o    Maximum Sales Charge (Load) Imposed on Purchases                       NONE

o    Maximum Deferred Sales Charge (Load)                                   NONE

o    Maximum Sales Charge (Load) Imposed on Reinvested Dividends or other
     Distributions                                                          NONE

o    Redemption Fee on shares held less than 180 days (as a % of amount
     redeemed)*                                                            1.00%

o    Exchange Fee                                                           NONE

*The Trust will deduct a short-term trading fee in the specified percentage from the redemption proceeds if you sell your shares after holding them less than 180 days. This fee is paid to the Trust (for the shareholders' benefit) rather than the Adviser or any broker, and is designed to offset the brokerage commissions and other costs associated with redemptions. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.

ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Trust assets):

o    Management Fees**                                                     0.95%

o    Distribution and Service (12b-1) Fees                                  NONE

o    Other Expenses                                                        0.16%

o    Total Annual Fund Operating Expenses                                  1.11%

**Includes contractual fees of 0.15% of the Trust's assets paid pursuant to an administration agreement.

EXAMPLE

This EXAMPLE is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 YEAR             3 YEARS          5 YEARS         10 YEARS
        ----               -----            -----            -----
        $113               $353             $612            $1,352

                          INVESTMENT STRATEGIES AND
                                RELATED RISKS

STRATEGIES TO MEET THE TRUST'S GOALS

The Trust's investment objective is long-term growth of principal and income. The Adviser seeks to achieve this objective through focused investment in equity securities of financial services companies and other companies in related business services sectors.

The Trust invests in major financial services companies in order to participate in the basic growth of those industries. It also invests in many other smaller companies, including asset managers, brokers and service providers to the insurance and banking industries, that the Adviser believes will offer superior prospects, seeking with this portfolio mix to produce above-average results over the longer term.

The Adviser focuses on factors such as the following:

o The long-term results of a company are important. A key measure is the ability to grow book value plus dividends per share at a meaningful rate over an extended period. In recent years the Adviser has used a target measure of 15% per year compounded over rolling five-year periods.

o    The Adviser seeks out companies with superior management.

o A company's ability to increase earnings and to raise dividends regularly is valued.

o As a general rule, the Adviser attempts to buy shares of companies when their prices are temporarily out of favor or their valuation is lower than that of securities generally.

The Adviser usually purchases securities for the Trust primarily for investment, rather than with a view to trading profits. Accordingly, the Trust expects to have a relatively low rate of portfolio turnover and associated trading costs, which should result in a lower current tax burden for shareholders compared to investing in a fund with higher turnover.

RISKS OF INVESTING IN FINANCIAL SERVICES COMPANIES

In addition to the general market, economic, and political risks of investing in stocks, some of which are described in "Principal Investment Risks" above, the Trust's principal investment strategies expose investors to the particular risks of investing in financial services industries. Various factors directly affect value. These include:

o    competitive forces

o    pricing of products and services

o    general economic conditions

o    claims activity

o    changes in interest rates

o    governmental regulation.

o    exposure to credit risk

o    exposure to property casualty risks

o changing mortality and morbidity rates that affect life and health insurer profits.

o the lowering of historical regulatory barriers between insurance banking and brokerage companies, which presents challenges to management of these companies that may adversely affect their performance.

                           MANAGEMENT OF THE TRUST

Century Capital Management, Inc. is the Trust's investment adviser. The Adviser's address is One Liberty Square, Boston, Massachusetts 02109. The Adviser, which is owned by its officers and certain related persons, was organized in April 1992, and became the investment adviser to the Trust's predecessor on July 1, 1994. In July 2001, the Trust was reorganized as a series of the Master Trust, and in connection with this reorganization, the Trust's shareholders approved a new investment advisory contract between the Trust and the Adviser. The Adviser also is the investment adviser to Century Small Cap Select Fund, another series of the Master Trust, as well as limited partnerships whose investors are primarily institutions. The Adviser also serves as sub-adviser to other publicly traded funds.

The Adviser has discretionary authority to invest the Trust's assets. The Trust's investments are managed by an investment committee of individuals who are officers of the Adviser. The Trust pays the Adviser a fee, monthly in arrears, based on a percentage of the Trust's net asset value. For the year ended December 31, 2000, the aggregate fees paid to the Adviser were 0.67% of average net assets. These fees paid to the Adviser in 2000 do not include expenses relating to administrative services provided under that investment advisory agreement that the Adviser waived or for which it was not reimbursed. Those expense waivers represented 0.12% of the Trust's average net assets during 2000. Please see the table on page 3 for information concerning the fees to which the Trust is subject under the current investment advisory agreement with the Adviser.

Under a separate administration agreement with the Trust, the Adviser also performs (or arranges for the performance of) certain management and administrative services necessary for the Trust's operation. Such services include providing office space, equipment and facilities, supervising relations with service providers (such as the Trust's custodian, transfer agent, accountants and attorneys), preparing shareholder communications, conducting shareholder relations, maintaining the Trust's existence and records, and maintaining the Trust's registration and qualification for sale of its shares.

                           SHAREHOLDER INFORMATION

PRICING OF TRUST SHARES

The price of Trust shares is based on the Trust's daily net asset value. Net asset value is the market value of the Trust's investments plus cash, receivables and any other Trust assets, less liabilities. (Market value is the closing (last sale) price on the principal exchange for securities listed on national exchanges and the bid price for unlisted securities.) The Trust's net asset value divided by the number of shares outstanding is the net asset value per share.

The net asset value per share is computed by the Trust's custodian bank, State Street Bank and Trust Company, as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., New York City time) each day that the Exchange is open for trading. The New York Stock Exchange is closed on national holidays (except Columbus Day and Veterans' Day) and Good Friday. Net asset value would be computed on other days if there were a sufficient degree of trading in the Trust's portfolio securities that current net asset value might be materially affected. The price at which you purchase or redeem Trust shares is the net asset value per share as next determined after you place your order.

PURCHASING SHARES

You may purchase shares of the Trust by check or wire transfer. If you are already a shareholder, you may purchase additional shares by telephone. The Trust is a "no-load" fund, so you pay no sales commissions on a purchase directly from the Trust. The minimum initial investment is $1,000; the minimum investment for subsequent purchases is $50.

DELIVERY INSTRUCTIONS. To make an initial investment, you must complete and sign the Application to purchase shares and deliver it with your payment as follows:

  BY REGULAR MAIL
  Century Shares Trust
  P.O. Box 8329
  Boston, MA 02266-8329

  BY OVERNIGHT EXPRESS OR HAND DELIVERY
  Boston Financial Data Services
  Attention: Century Shares Trust
  66 Brooks Drive
  Braintree, MA 02184

Your purchase request will be completed and your shares will be purchased at the net asset value per share next computed after the Trust receives your Application and investment in proper form.

PURCHASES BY CHECK. You should make your check payable to Century Shares Trust for the requested purchase amount. The Trust will not accept cash, third party checks, or checks drawn on banks located outside of the United States. If your purchase order for shares is cancelled because your check does not clear, you will be responsible for any loss incurred by the Trust; existing shareholders may have shares redeemed from their account to reimburse any loss.

WIRE AND ELECTRONIC TRANSFERS. You may purchase shares by having your bank send a wire transfer to the Trust's custodian bank. Your bank may charge you a fee for a wire transfer. If you wish to send a wire transfer, notify us before the funds are wired by telephone: 800-303-1928. Use the following wire transfer instructions:

  State Street Bank and Trust Company
  ABA # 011000028; DDA # 99046583
  Credit Century Shares Trust
  [insert your Shareholder Registration Name and   Account Number]

You may purchase additional shares of the Trust by having your bank account automatically drafted on a periodic basis. For more information and to receive the documentation required for this program, call the Trust.

TELEPHONE PURCHASES. If you currently have an active account, you may make subsequent investments by telephone in accordance with policies established by the Trust. You can call us at 800-303-1928 to inquire about a telephone purchase or to place your order. The purchase price will be the net asset value per share next computed after receiving your order. Payment for shares purchased by telephone must be received within seven days or the order is subject to cancellation. At its discretion, the Trust may accept telephone orders from non-shareholders or securities dealers.

TRANSACTIONS THROUGH INTERMEDIARIES. You may purchase or redeem shares of the Trust through intermediaries such as certain broker-dealers, "fund supermarkets," banks, investment professionals, retirement accounts or other vehicles. An intermediary may charge you a fee for its service, and it may have procedures for purchasing and redeeming shares and account features differing from those that would apply if you deal directly with the Trust.

An intermediary may be a designated agent of the Trust. If so, orders it accepts at any time until the daily computation of the Trust's net asset value per share would receive that price. The agent will segregate orders received on a business day after the daily computation time and transmit those orders to the Trust separately for execution at the net asset value next computed after that business day.

GENERAL POLICIES. The Trust reserves the right to reject any order to purchase shares. In particular, the Trust may reject orders from investors whose trading practices are not considered to be consistent with the long-term investment objectives of the Trust. If your order to purchase shares is accepted and processed, you may not cancel or revoke the purchase, but you may redeem the shares purchased.

REDEEMING SHARES

You may redeem shares of the Trust by sending a written request for redemption to the Trust. The request should be delivered as follows:

  BY REGULAR MAIL
  Century Shares Trust
  P.O. Box 8329
  Boston, MA 02266-8329

  BY OVERNIGHT EXPRESS OR HAND DELIVERY
  Boston Financial Data Services
  Attention: Century Shares Trust
  66 Brooks Drive
  Braintree, MA 02184

In your written request, you must (1) indicate the number of shares or dollar amount to be redeemed, (2) provide your shareholder account number, and (3) have each record owner sign the request exactly as the shares are registered (e.g., a trustee or custodian must sign as such). The Trust does not permit redemption by telephone (except in limited circumstances as described below), fax, or email. You also may redeem shares through intermediaries as described above in "Purchasing Trust Shares."

Redemption orders are processed at the net asset value per share next computed after the Trust receives your completed and executed order. The price you receive in a redemption may be more or less than the price you paid when you purchased your shares and may result in a taxable capital gain or loss.

REQUIRED DOCUMENTATION. Certain redemption requests must include a signature guarantee, which is an established commercial practice designed to protect you and the Trust from fraud. You must include a signature guarantee if: (1) you wish to sell more than $10,000 worth of shares, (2) you wish to have the redemption proceeds sent to an address different than that registered in your account, (3) you have changed your registered address within the last 60 days, or (4) you wish to have the redemption proceeds made payable to a person who is not the registered account owner. The signature guarantee must apply to the signature of each record owner on your account. You may obtain a signature guarantee from a participant in the Medallion signature guarantee program, such as a bank, credit union, or securities broker-dealer. A notary public cannot provide a signature guarantee.

Shares owned by corporations, trusts, partnerships, estates or other entities are subject to special rules regarding documentation required for redemption. These shareholders should call the Trust at 800-303-1928 to obtain specific instructions for their situation.

PAYMENT FOR REDEEMED SHARES. Your redemption will normally be paid by check sent to you not later than seven days from the effective redemption date.

If you redeem shares within 180 days of purchase, the Trust will deduct a redemption fee from the proceeds payable to you. The redemption fee is 1.00% of the net asset value of the shares redeemed. This fee is retained by the Trust for the shareholders' benefit (and does not accrue to the Adviser) in order to offset the brokerage commissions and other costs associated with redemptions. In determining whether a redemption fee is payable when shares are redeemed, unless you instruct the trust otherwise in writing, the Trust will first redeem shares that are not subject to the fee and then will redeem other shares in the order in which you purchased them. The redemption fee does not apply to:

o shares redeemed for the sole purpose of using the redemption proceeds to purchase shares of Century Small Cap Select Fund (CSCSF), another series of the Master Trust, also managed by the Adviser;

o shares acquired as a result of reinvesting dividends or other distributions of the Trust;

o    shares held in an account of certain qualified retirement plans; or

o    shares held in an account of certain broker wrap fee accounts.

The Trust may waive the fee in any case in its sole discretion.

The Trust is permitted to deliver assets in kind (in whole or in part) instead of cash for large redemptions. This election might apply if, over any 90-day period, any one shareholder redeemed shares for an amount in excess of $250,000 or 1% of the total net asset value of the Trust, whichever is less. A shareholder receiving a redemption in kind may incur brokerage costs in converting securities received into cash. In addition, for any period between redemption and subsequent sale or conversion of an in-kind redemption, the securities received will be subject to general market risk.

POSSIBLE REDEMPTION DELAYS. If you have recently purchased shares by check and you wish to redeem those shares, the Trust may delay payment of the redemption proceeds to you until the check has cleared, which may take up to 15 calendar days from the purchase date.

As with all mutual funds, the Trust may suspend redemptions and defer payment when the New York Stock Exchange is closed (other than weekends or holiday) or trading on that Exchange is restricted, as permitted by the Securities and Exchange Commission, or during any emergency making it impractical for the Trust to dispose of its securities or value its assets.

EXCHANGE PRIVILEGE. You are permitted to redeem shares by telephone for the sole purpose of using the redemption proceeds to purchase shares of CSCSF. Your redemption price for shares of the Trust and purchase price for shares of CSCSF will be the net asset value per share for each fund next computed after we receive your request; you will not be charged any additional fees for these transactions. You may incur taxable gain or loss on the redemption of Trust shares. The Trust and its transfer agent will use reasonable procedures to confirm the identity of shareholders and the authenticity of exchange instructions, including requiring personal identification, but will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. This privilege is automatically available to you without any further action on your part; however, the following procedures and restrictions apply:

o all shares of CSCSF purchased with redemption proceeds must be registered in the same name, address, and taxpayer identification number as the shares of the Trust being redeemed;

o you should read CSCSF's current prospectus before purchasing CSCSF shares with redemption proceeds;

o you may purchase CSCSF shares only if you reside in a state where shares are authorized for purchase;

o if you have recently purchased Trust shares, your purchase of CSCSF shares will be effected only after your purchase check has cleared (which may take up to 15 days from purchase);

o income dividends and capital gains distributions for your new CSCSF shares will be treated in the same manner as they have been treated for your Trust shares, unless you change your choice in writing; and

o this exchange privilege is subject to the Trust's right to suspend redemptions as described above.

The Trust may modify or terminate this privilege at any time without prior notice.

If you wish to utilize this exchange privilege, please telephone shareholder services at 1-800-303-1928. If you are unable to reach us by telephone, please contact the Trust by writing to the addresses provided in this Prospectus.

SHAREHOLDER ACCOUNT

The Trust bears the cost to maintain your shareholder account. However, the Trust may charge you a fee to cover its additional costs if you request a duplicate confirmation statement of a transaction or a historical transcript of your account. The Trust reserves the right on 60 days' prior written notice to impose charges to cover other administrative costs.

Because small accounts result in relatively higher administration costs, the Trust reserves the right to redeem shares in any account the value of which falls below $500 following any redemption by you. The Trust will notify you before doing so in order to allow you to increase your account balance above the minimum level.

You should communicate changes of address or other account information to the Trust at:

  BY REGULAR MAIL
  Century Shares Trust
  P.O. Box 8329
  Boston, MA 02266-8329

  BY OVERNIGHT EXPRESS OR HAND DELIVERY
  Boston Financial Data Services
  Attention: Century Shares Trust
  66 Brooks Drive
  Braintree, MA 02184

DIVIDENDS AND DISTRIBUTIONS

The Trust distributes to shareholders its net investment income in the form of income dividends. Net investment income represents the dividends, interest and other income earned from its investments, less its expenses. The Trust normally makes income dividend payments in June and December.

The Trust also distributes to shareholders its net realized capital gains in the form of capital gain distributions. These distributions represent capital gains realized by the Trust on its investments, less any capital losses. The capital gain distribution is normally made in December.

The Trust will reinvest your income dividends and capital gain distributions in additional shares of the Trust unless you choose one of the following options:

o Income Option -- you will receive income dividends in cash and have capital gain distributions reinvested; or

o Cash Option -- you will receive both income dividends and capital gain distributions in cash.

You should indicate your choice in the Application you complete with your initial share purchase. You may change your choice at any time by writing the Trust.

TAX CONSEQUENCES

If your shares are not held in a tax-advantaged retirement account, you should be aware of the following federal tax implications.

Income dividends and capital gains distributions are generally subject to federal income tax, and may also be subject to state or local taxes. Capital gain distributions may be taxable at different rates, depending on the length of time the Trust holds its assets. At the present time, for federal tax purposes both income dividends and short-term capital gains distributions are taxable to you as ordinary income. Long-term capital gain distributions are generally taxable to you as long-term capital gains regardless of the length of time you have owned Trust shares. Any taxable distributions you receive will generally be taxable whether you receive them in cash or reinvest them in shares of the Trust.

o If you purchase shares of the Trust shortly before a distribution, you will be "buying a dividend" and you will effectively receive back a portion of your investment in the form of a taxable income dividend or capital gains distribution.

When you redeem shares, including for purposes of purchasing shares in CSCSF, you may realize a taxable capital gain or loss for federal income tax purposes. You will realize a taxable capital gain if the price you receive on redemption is greater than the cost of the shares that you redeem.

This is only a summary of certain federal income tax consequences. You should consult your tax advisor about state and other taxes, as well as your particular tax situation.

                             FINANCIAL HIGHLIGHTS

The financial highlights table relates to the predecessor of the Trust and is intended to help you understand the Trust's financial performance for the past 5 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request.

                                                                         YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------
                                                 2000              1999              1998              1997              1996
                                                ------            ------            ------            ------            ------
Net Asset Value - beginning of year             $34.32            $44.66            $44.66            $31.30            $28.07
                                                ------            ------            ------            ------            ------
Income (loss) from investment operations:
  Net investment income                         $ 0.39            $ 0.42            $ 0.41            $ 0.39            $ 0.46
  Net realized and unrealized gain (loss)        12.39             (6.05)             2.71             15.25              4.34
                                                ------            ------            ------            ------            ------
      Total from investment operations          $12.78            $(5.63)           $ 3.12            $15.64            $ 4.80
                                                ------            ------            ------            ------            ------
Less Distributions From:
  Net investment income                         $(0.38)           $(0.40)           $(0.40)           $(0.38)           $(0.46)
  In excess of net investment income              --               (0.01)             --                --                --
  Net realized loss on investment
    transactions                                 (3.75)            (4.30)            (2.72)            (1.90)            (1.11)
                                                ------            ------            ------            ------            ------
      Total distributions                       $(4.13)           $(4.71)           $(3.12)           $(2.28)           $(1.57)
                                                ------            ------            ------            ------            ------
Net Asset Value, end of year                    $42.97            $34.32            $44.66            $44.66            $31.30
                                                ======            ======            ======            ======            ======
Total Return                                     37.44%           (12.38)%            7.00%            50.13%            17.16%
Ratios/Supplemental Data:
  Net assets, end of year (in millions)           $418              $310              $415              $415              $271
  Ratio of expenses to average net assets         0.83%             0.82%             0.78%             0.82%             0.87%
  Ratio of net income to average net
assets                                            1.05%             1.00%             0.88%             1.04%             1.58%
Portfolio Turnover Rate                             17%               11%                6%                6%                3%

                                    NOTES

                              CENTURY SHARES TRUST

HOW TO OBTAIN MORE INFORMATION

A Statement of Additional Information ("SAI") for the Trust dated August 1, 2001, includes additional information about the Trust. The SAI is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus). Information about the Trust's investments is also available in its annual and semi-annual reports to shareholders. The Trust's most recent annual report provides a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

The SAI and the Trust's annual and semi-annual reports and other information are available, without charge, upon request to the Trust. Investors may contact the Trust by calling 1-800-321-1928 or by writing to:

                             Century Shares Trust
                              One Liberty Square
                         Boston, Massachusetts 02109

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Trust are available on the Commission's Internet site at http:// www.sec.gov; copies of this information may be obtained, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                            Investment Company Act
                            File Number 811-09561